Exhibit 99.1

Fortress Biotech Announces Pricing of $8 Million Registered Direct Offering and Concurrent Private Placements

Miami, FL – September 20, 2024 – Fortress Biotech, Inc. (Nasdaq: FBIO) (“Fortress” or “Company”), an innovative biopharmaceutical company focused on acquiring and advancing assets to enhance long-term value for shareholders through product revenue, equity holdings and dividend and royalty revenue, today announced that on September 19, 2024 it entered into securities purchase agreements with healthcare focused institutional investors for the issuance and sale of 3,939,394 shares of its common stock (or pre-funded warrants in lieu thereof) in a registered direct offering at a purchase price of $1.65 per share. In a concurrent private placement, the Company also agreed to issue to the same investors warrants to purchase up to 3,939,394 shares of common stock. The private placement warrants have an exercise price of $1.84 per share, will be exercisable commencing six months from the date of issuance, and will expire five and one-half years following the date of issuance.

In a separate concurrent private placement, the Chairman, CEO, and President of the Company (the “Insider”) purchased 763,359 shares of common stock at a price of $1.84 per share, which represents the consolidated closing bid price on September 19, 2024, and warrants to purchase up to 763,359 shares of common stock. These warrants were purchased at a price of $0.125 per warrant, have an exercise price of $1.84 per share, will be exercisable commencing six months from the date of issuance, and will expire five and one-half years following the date of issuance.

The gross proceeds from the offerings, before deducting the placement agent's fees and other offering expenses, are expected to be approximately $8 million. Fortress expects to use the net proceeds from the offerings for its operations, including, but not limited to, general corporate purposes, which may include research and development expenditures, clinical trial expenditures, license or acquisition of new products, and working capital.

A.G.P./Alliance Global Partners is acting as sole placement agent for the offerings. The offerings are expected to close on or about September 23, 2024, subject to the satisfaction of customary closing conditions.

The common stock offered to the healthcare focused institutional investors described above are being offered pursuant to a registration statement on Form S-3 (File No. 333-279516), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 30, 2024. The offering is being made only by means of a prospectus which is a part of the effective registration statement. The warrants will be issued in a concurrent private placement. A final prospectus supplement and the accompanying prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Additionally, when available, electronic copies of the final prospectus supplement and the accompanying prospectus may be obtained from A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022, or by telephone at (212) 624-2060, or by email at prospectus@allianceg.com.

The private placement of the common stock offered to the Insider of the Company and the private placement of the warrants and the shares underlying the warrants offered to the healthcare focused institutional investors and the Insider will be made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and/or Regulation D thereunder. Accordingly, the securities issued in the concurrent private placements may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there by any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Fortress Biotech

Fortress Biotech, Inc. (“Fortress”) is an innovative biopharmaceutical company focused on acquiring and advancing assets to enhance long-term value for shareholders through product revenue, equity holdings and dividend and royalty revenue. The company has seven marketed prescription pharmaceutical products and over 20 programs in development at Fortress, at its majority-owned and majority-controlled partners and subsidiaries and at partners and subsidiaries it founded and in which it holds significant minority ownership positions. Such product candidates span six large-market areas, including oncology, rare diseases and gene therapy, which allow it to create value for shareholders. Fortress advances its diversified pipeline through a streamlined operating structure that fosters efficient drug development. The Fortress model is focused on leveraging its significant biopharmaceutical industry expertise and network to further expand the company’s portfolio of product opportunities. Fortress has established partnerships with some of the world’s leading academic research institutions and biopharmaceutical companies to maximize each opportunity to its full potential, including AstraZeneca, City of Hope, Fred Hutchinson Cancer Center, Nationwide Children’s Hospital and Sentynl. For more information, visit www.fortressbiotech.com.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology are generally intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include risks relating to: our growth strategy, financing and strategic agreements and relationships; the ongoing UTRF litigation and our indemnification of Caelum in connection therewith; our need for substantial additional funds and uncertainties relating to financings; our ability to identify, acquire, close and integrate product candidates successfully and on a timely basis; our ability to attract, integrate and retain key personnel; the early stage of products under development; the results of research and development activities; uncertainties relating to preclinical and clinical testing; our ability to obtain regulatory approval for products under development; the ability to successfully commercialize products for which we receive regulatory approval or receive royalties or other distributions from third parties; our ability to secure and maintain third-party manufacturing, marketing and distribution of our and our partner companies’ products and product candidates; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein.

Company Contact:

Jaclyn Jaffe

Fortress Biotech, Inc.

(781) 652-4500

ir@fortressbiotech.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 591-2839

tplohoros@6degreespr.com